Exhibit 32.1


                                 CERTIFICATION

In connection with the quarterly report of Movie Gallery, Inc. (the "Company") on Form l0-Q for the period ended April 1, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. T. Malugen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 11, 2007


/s/  J. T. Malugen
------------------------------------
Name:  J. T. Malugen
Its:  Chief Executive Officer